SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          November 11, 1997
                            Date of Report
                  (Date of Earliest Event Reported)

                 UNITED STATES MINING & EXPLORATION, INC.
       (Exact Name of Registrant as Specified in its Charter)

     Utah                  0-22851              87-0401942B
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                    13212 N.E. 16th Street, #311
                     Bellevue, Washington 98005
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                        (425) 643-0777


                      5525 South 900 East, Suite 110
                       Salt Lake City, Utah 84117
      (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a) Pursuant to a Reorganization Agreement (the "Plan") dated October 31, 1997, and deemed to have been closed as of November 11, 1997, between the Registrant; Global Digital Information, Inc., a Washington corporation ("GDI"), and certain stockholders (all but four of these stockholders were "accredited investors" as that term is defined under applicable securities laws, rules and regulations) and an option holder of GDI (sometimes collectively called the "GDI Stockholders"), the GDI Stockholders became the controlling stockholders of the Registrant in a transaction viewed as a reverse acquisition, and the Registrant became a 96.3%-owned subsidiary of GDI. The Plan was treated as a recapitalization of the Registrant for accounting purposes.

          The Plan was adopted, ratified and approved by the Board of Directors of the Registrant at a special meeting held on October 31, 1997, and adjourned to November 3, 1997.

          The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Sheryl Ross, former President and Director, owned no shares of the Registrant; Wayne R. Bassham, former Secretary/Treasurer and Director, owned 240 pre-split shares; Jenson Services, Inc., a financial consultant and principal stockholder of the Registrant, owned 249,188 pre-split shares or 50.7%; and Hubert and Sharon Lambert, principal stockholders of the Registrant, owned 198,569 pre-split shares or 40.4%

          The source of the consideration used by GDI and the GDI Stockholders to acquire their respective interests in the Registrant was the exchange of 93.7% of the outstanding common stock (or an option to acquire common stock as regards the option holder) of GDI pursuant to the Plan.

          The basis of the "control" by the GDI Stockholders is stock ownership. See the table below under Paragraph (b) of this Item.

          Pursuant to the Plan, the Registrant was required:

          1. To exchange 8,500,000 "unregistered" and "restricted" post-split shares of the Registrant, pro rata, in exchange for all of the outstanding shares of common stock of GDI (only 96.3% of the GDI stockholders have currently executed and delivered a copy of the Plan); and to exchange an option to acquire 50,000 shares of common stock of the Registrant for an option to acquire 50,000 shares of common stock of GDI, on like terms and conditions;

          2. To effect a forward split of the outstanding common stock of the Registrant on the basis of two shares for each one share owned, increasing the 491,314 pre-Plan outstanding shares of the Registrant to 982,628 shares;

          3. To issue 440,962 "unregistered" and "restricted" shares pursuant to Regulation S in consideration of $52,500 (Schedule D to the Plan);

          4. To adopt a written compensation agreement (the Consultant's Compensation Agreement No. 1 [the "Plan"]) pursuant to which two individual consultants, including one of its attorneys (collectively, the Consultants), were granted options to acquire an aggregate total of 276,410 shares of common stock of the Registrant at an exercise price of $0.01 per share as outlined in Schedule D to the Plan. The Registrant filed an S-8 Registration Statement covering the shares underlying these options on or about November 5, 1997. A copy of the Plan was filed as an exhibit to the Registration Statement. Such Registration Statement shall be deemed to have been incorporated herein by reference; and

          5. Following resignations, in seriatim, of the directors and executive officers of the Registrant, the designation and election, in seriatim, of Jeffery Beneson, Jose-Luis Riesco, Morris Gorelick and David D. Meunier, as directors and executive officers of the Registrant, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination. These persons served in these same capacities for GDI prior to the completion of the Plan. Resumes of these persons are included below under the caption "Management" of Item 2.

          96.3% of the GDI Stockholders and the option holder have adopted, ratified and approved the Plan; however, the Registrant anticipates receiving the approval of 100% of the GDI stockholders and will continue to accept ratification by the remaining stockholders under the same terms and conditions.

          Taking into account the shares issued to the GDI Stockholders, the shares issued pursuant to Schedule D to the Plan and the two for one forward split, there were 10,200,000 outstanding shares of common stock of the Registrant on the completion of the Plan.

          A copy of the Plan, including any material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding shareholdings of the Company's directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock, after taking into account the completion of the Plan:

                                             Amount and Nature        Percent
                                               of Beneficial            of
     Name                    Title               Ownership             Class


Jeffrey Beneson             President and         675,000               6.6%
                            Director

Jose-Luis Riesco            Director                 -0-                -0-

Morris Gorelick             Director              285,000               2.8%

David D. Meunier            Director              289,618               2.8%

Technologie Information     Shareholder         1,000,000               9.8%
Systems, Ltd.

All directors and executive                     1,249,618              12.3%
officers as a group (4)

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant, the Board of Directors of GDI and the GDI Stockholders, and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; future potential of GDI; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in their good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in GDI prior to the completion of the Plan.

         (b) The Registrant intends to continue the business operations formerly conducted by GDI, which are described below under the caption
Business.   Also see the financial statements of GDI accompanying this Report, which are described in Item 7, for a description of any assets of GDI and a description of its facilities.


                                 Business

          The Registrant designs, develops, markets and supports medical document management systems and personal productivity software which facilitates the recording, imaging, manipulation, distribution and storage of paper-based medical information on personal network computers. GDI acquired "CaduSys Medical Record," a client/server clinical information software package that collects and stores patient data during the creation of the clinical narrative. It is sold to health care organizations including, but not limited to, single and multi-doctor practices, clinics, health care organizations and small hospitals. Some of the Registrant's other products include office adaptations which use the personal computer to eliminate paper in the office filing system.

                                Management

    Names                    Title or Position*                Age

Jeffrey Beneson               President and Director           52

Jose-Luis Riesco              Director                         37

Morris Gorelick               Director                         76

David D. Meunier              Director                         36


          Jeffrey Beneson, Founder, has served as President and a director since inception. Mr. Beneson has an extensive background in business development and merchant banking, serving as a Manager for Emmett Larkin Co., (NASD member firm) of San Francisco. Formerly, Mr. Beneson worked in top management with various national advertising and manufacturing concerns including Careff Paint & Chemical and Stewart Oxygen Service. Mr. Beneson attended San Fernando Valley College majoring in Marketing.

          Jose-Luis Riesco has acted as a director of the Company since August, 1996. Mr. Riesco works for Microsoft Corporation as International Vendor Development Manager, responsible for localization of software and manuals published in Spanish, German, Italian, French and Portuguese. Mr. Riesco attended the Universidad de Oviedo, Spain, where he received his Bachelor's Degree in 1984 and his Master's in Spanish Linguistics in 1986.

          Morris Gorelick serves the Company as a director. Mr. Gorelick brings over 50 years experience in business and finance to the Company. After attending the University of Washington School of Pharmacology, Mr. Gorelick founded and continues to operate Thrifty Plumbing Supply of Seattle for over 40 years. Additionally, he is a co-founding financier in Starbucks, Triadd Software (document storage), Transwest Communications (telephone interconnection, Ultra Vection International (home electronics), and Medical Research and Marketing.

          David D. Meunier serves as a director and as President of CaduSys Software, the Company's wholly-owned subsidiary. Mr. Meunier brings software design experience and business leadership qualities to the Company. Mr. Meunier's background includes clinical observation reporting, medical legacy system integration, medical client/server application design, and database design, on a variety of operating systems. Mr. Meunier has managed design teams engineering systems for the University of Nebraska Medical Center and formerly worked as Vice-President for Reliable Services and President of Cascade Computer Technologies. Mr. Meunier founded CaduSys Software in 1994.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         See Item 1.

Item 6.  Resignations of Directors and Executive Officers.

         As a result of the completion of the Plan, Sheryl Ross resigned as President and Director; and Wayne R. Bassham resigned as Secretary/Treasurer and Director. See Item 1(a).

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

          Audited Financial Statements of Global Digital Information, Inc. for the period ended July 31, 1997
          ----------------------------------

          Accountant's Report

          Balance Sheet

          Statement of Earnings (Deficit) and Retained Deficit

          Statement of Shareholders' Equity

          Statement of Cash Flows

          Notes to Financial Statements

          Unaudited Financial Statements of Global Digital Information, Inc. for the period ended September 30, 1997
          ---------------------------------------

          Accountant's Report

          Balance Sheet

          Statement of Earnings (Deficit) and Retained Deficit

          Statement of Shareholders' Equity

          Statement of Cash Flows

          Notes to Financial Statements

         (b)  Pro Forma Financial Information.

          Combined Balance Sheets, Statements of Operations and Statements of Cash Flows of United States Mining & Exploration, Inc. and Global Digital Information, Inc. as of September 30, 1997.
          ----------------------------------------------------------

         Report of Independent Certified Public Accountant.

         Combined Balance Sheets

         Combined Statements of Operations

         Combined Statements of Cash Flows

         Notes to Financial Statements

         (c)  Exhibits.


                                                Exhibit
Description of Exhibit*                          Number

Reorganization Agreement                             2


Documents Incorporated by Reference*

Form 10-SB

Form 10-SB-A1

Form 10-SB-A2

S-8 Registration Statement filed on
or about November 5, 1997


    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

          The Registrant adopted resolutions to issue 440,962 "unregistered" and "restricted" shares of its common stock in consideration of cash in the amount of $52,500, as outlined in Schedule D to the Plan, and all subject to the execution and delivery of Regulation S Subscription Agreements which provided, among other things, for a "restrictive legend" to be imprinted on each such stock certificate, the receipt of an acceptable opinion from counsel satisfactory to the Company that such legend may be removed and after such removal, that such shares may be resold in compliance with Section 5 of the Securities Act of 1933, as amended, or an exemption from such registration provisions and that any resales be effected in compliance with the terms and provisions of Rule 144, save for the holding period and the "Notice" filing requirements; and the Registrant has verified that the respective subscribers are non-U.S. residents, that the subscribers were offshore at the time of the purchase and that payment was made from offshore.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNITED STATES MINING & EXPLORATION, INC.

Date: 12/2/97                By /s/ Jeffrey Beneson
                             President and Director

                       GLOBAL DIGITAL INFORMATION, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                             FINANCIAL STATEMENTS
                                JULY 31, 1997

Thomas J. Harris [letterhead]

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
GLOBAL DIGITAL INFORMATION, INC
(A DEVELOPMENT STAGE COMPANY)
Bellevue, Wa.

We have audited the accompanying balance sheet of GLOBAL DIGITAL INFORMATION, INC. (A DEVELOPMENT STAGE COMPANY) as of JULY 31, 1997 and the related abatements cf earnings (deficit) and retained deficit and cash flows for the period from inception June 25, 1997 to JULY 31, 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GLOBAL DIGITAL INFORMATION, INC., as of JULY 31, 1597, and the results of its operations and cash flows for the period then ended, in conformity with generally accepted accounting principles.

/s/Thomas J. Harris

SEPTEMBER 29, 1997
Seattle, Washington

                    GLOBAL DIGITAL INFORMATION, INC.
                     (A DEVELOPMENT STAGE COMPANY)
                             BALANCE SHEET
                             JULY 31, 1997

                                Assets
 CURRENT ASSETS:
 Cash in bank                                         $ 39,265
 Accounts Receivable                                     4,500

 TOTAL CURRENT ASSETS                                 $ 43,765
 PROPERTY & EQUIPMENT:
 Office Equipment                                     $  1,028
 TOTAL FIXED ASSETS                                   $  1,028

 OTHER ASSETS
 CaduSys Software                                     $  8,151
 TOTAL ASSETS                                         $ 52,944

                     LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 TOTAL CURRENT LIABILITIES                            $    -0-
 TOTAL LIABILITIES                                    $    -0-

 STOCKHOLDER'S EQUITY:
 Common Stock, $. 001 par value;
 10,000,000 shares authorized and
 8,287,500 shares issued                              $  8,288
 Paid in Surplus                                        63,023
 Deficit accumulated during the development stage      (18,367)

 TOTAL STOCKHOLDER'S EQUITY                           $ 52,944
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $ 52,944

See accompanying notes and accountants' report

                    GLOBAL DIGITAL INFORMATION, INC.
                     (A DEVELOPMENT STAGE COMPANY)
          Statement of Earnings(Deficit) and Retained Deficit
             For the Period From Inception JUNE 25, 1997
       to JULY 31, 1997 and Accumulated during the Development Stage
                                        JULY 31      Accumulated
                                         1997        during the
                                                     development
                                                        stage
 REVENUE                               $  4,500       $  4,500

EXPENSES:
 Payroll                               $ 11,700       $ 11,700
 Consultants                                250            250
 Insurance                                1,033          1,033
 Office                                     414            414
 Postage & Delivery                         207            207
 Printing & Reproduction                  1,400          1,400
 Professional fees                        1,119          1,119
 Rent                                       860            860
 Repairs                                     18             18
 Supplies                                 1,318          1,318
 Telephone                                2,643          2,643
 Trade Shows                              1,300          1,300
 Travel & Entertainment                $    607       $    605
 Total Expenses                        $ 22,867       $ 22,867

 NET LOSS FOR THE PERIOD               $(18,367)      $(18,367)

Retained Deficit

 Balance beginning of period           $    -0-       $    -0-

 Balance end of period                 $(18,367)      $(18,367)

See accompanying notes and accountants' report

                    GLOBAL DIGITAL INFORMATION, INC.
                    STATEMENT OF SHAREHOLDERS' EQUITY
       FOR THE PERIOD FROM INCEPTION JUNE 25, 1997 TO JULY 31, 1997

                          COMMON STOCK   PAID IN SURPLUS   ACCUM
                          SHARES AMOUNT      AMOUNT      DEFICIT    TOTAL
Shares issued at par
June, 1997 to Founders
for acquisition rights  8,150,650 $8,151                        $  8,151


Shares issued for cash
June, 1997 to July, 1997
to investors              136,850 $  137    $ 76,613            $ 76,750

Less expenses of issuing
the Common stock                             (13,590)           $(13,590)

Net Loss                                               $(18,367)$(18,367)

Balance, July 31, 1997  8,287,500 $8,288    $ 63,023   $(18,367)$ 52,944

                      GLOBAL DIGITAL INFORMATION, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                          Statement of Cash Flows
                For the Period From Inception JUNE 25, 1997
        to JULY 31, 1997 and Accumulated during the Development Stage
                                           July 31         Accumulated
                                            1997           During the
                                                           Development
                                                              Stage
Operating Activities

 Net Income (Loss)                          $ (18,367)     $ (18,367)
 Accounts Receivable                           (4,500)        (4,500)
 Cash Provided (used)                       $ (22,867)     $ (22,867)

Investing Activities

 Investment in Office Equipment             $  (1,028)     $  (1,028)
 Net Cash Provided (used) by investing
 Activities                                 $  (1,028)     $  (1,028)

Financing Activities

 Sale of Common Stock                       $  76,750      $  76,750
 Costs of Issuing Common Stock                (13,590)       (13,590)

 Net Cash provided (used) by Financing
 Activities                                 $  63,160      $  63,160

 Increase (Decrease) in Cash                $  39,265      $  39,265

 Cash Balance Beginning                     $     -0-      $     -0-

 Cash Balance Ending                        $  39,265      $  39,265

See accompanying notes and accountants' report

                    GLOBAL DIGITAL INFORMATION, INC.
                     (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO FINANCIAL STATEMENTS
        JULY 31, 1997 and Accumulated during the Development Stage

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITY

GLOBAL DIGITAL INFORMATION, INC. was incorporated June 25, 1997 in the
State of Washington. The Company designs, develops, markets and supports medical document management systems and personal productivity software which facilitates the recording, imaging, manipulation, distribution and storage of paper-based medical information on personal network computers.
The Company has acquired "CaduSys Medical Record" a client/server clinical information software package that collects and stores patient data during the creation of the clinical narrative. It is sold to health care organizations including, but not limited to, single and multi-doctor practices, clinics, health care organizations and small hospitals. Some of the Company's other products include office adaptations which use the personal computer to eliminate paper in the office filing system.

NOTE B - RELATED PARTY TRANSACTIONS

The Company has acquired its rights to most of its software programs from its shareholders who are also shareholders in previous corporations which had these rights or had developed the programs. The company purchased these rights through the issuance of common stock. Although the value of these rights may be substantial because of the lack of a proper valuation method, they have been recorded at the par value of the stock issued. ie, 8,150,160 shares were issued to the founders and they have been valued at $.001 per share or $8,151.

NOTE C - INCOME TAXES

The company may have an unused net operating loss carry forward to use in future years assuming it will have profitable operations in those years, if not used these loss carry forward will expire in 2012. No deferred tax assets have been computed because the valuation allowance would eliminate the amount accrued.

NOTE D - ISSUANCE OF COMMON STOCK

Effective July 1, 1997, the Company offered shares of its common stock to a limited number of investors pursuant to a Regulation D exemption up to a maximum of 100,000 shares at $5.00 per share or $500,000. At July 31, 1997, as a result of this offering, 136,850 Common Shares of stock were sold to individual investors for $1.00 per unit, netting the company
$76,750. The placement is being offered on a "best efforts" basis by various employees and officers of the company. Fees and expenses were paid in conjunction with the offering amounting to $13,590 at July 31, 1997, including commissions. The offering as of September 29, 1997 has total shares sold of 338,350 for $221,250 and expenses of $32,240 for a net total of $189,010.

NOTE E - CASH TRANSACTIONS

Since no cash was actually paid by the company for the acquisition of the CaduSys software no cash disbursements have been shown on these financial statements for that transaction.


                   GLOBAL DIGITAL INFORMATION, INC.
                    (A DEVELOPMENT STAGE COMPANY )
                        FINANCIAL STATEMENTS
                         SEPTEMBER 30, 1997

Board of Directors
GLOBAL DIGITAL INFORMATION, INC
Seattle, Washington

We have compiled the accompanying balance sheet of GLOBAL DIGITAL INFORMATION, INC, as of SEPTEMBER 30, 1997, and the related statement of income and retained earnings for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements that which is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any form of assurance on them.

/s/Thomas J. Harris

October 30, 1997

                     GLOBAL DIGITAL INFORMATION, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                             BALANCE SHEET
                           SEPTEMBER 30, 1997
                              UNAUDITED
                               Assets
 CURRENT ASSETS:                               $ 38,612
 Accounts Receivable                              4,500

 TOTAL CURRENT ASSETS                          $ 43,112

 PROPERTY & EQUIPMENT:
 Office Equipment                              $ 19,403
 TOTAL FIXED ASSETS                            $ 19,403

 OTHER ASSETS
 CaduSys Software                              $  8,151
 TOTAL ASSETS                                  $ 70,666

                LIABILITIES & STOCKHOLDER'S  EQUITY

CURRENT LIABILITIES:
 Payroll taxes                                 $  6,639
 TOTAL CURRENT LIABILITIES                     $  6,639

 TOTAL LIABILITIES                             $  6,639

 STOCKHOLDER'S EQUITY:
 Common Stock, no par; $.001 stated value;
 10,000,000 shares authorized and
 8,489,000 shares issued                       $  8,489
 Paid in Surplus                                181,379

 Deficit accumulated during the development
 stage                                         (l25,841)

 TOTAL STOCKHOLDER'S EQUITY                   $  64,027

 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY     $  70,666

See accompanying notes and accountants' report

                     GLOBAL DIGITAL INFORMATION, INC.
                      (A DEVELOPMENT STAGE COMPANY)

           Statement of Earnings(Deficit) and Retained Deficit
                               UNAUDITED
               For the Period From Inception JUNE 25, l997
    to SEPTEMBER 30, 1997 and Accumulated during the Development Stage
                                      JULY 31         Accumulated
                                       1997            during the
                                                      development
                                                         stage
 REVENUE                            $   7,750         $   7,750

EXPENSES:
 Payroll                            $  81,987         $  61,987
 Consultants                              250               250
 Insurance                              3,388             3,388
 Miscellaneous                          3,248             3,248
 Office                                 3,419             3,419
 Postage & Delivery                       820               820
 Printing & Reproduction                6,951             6,951
 Professional fees                      1,631             1,631
 Rent                                   3,180             3,180
 Repair                                    18                18
 Supplies                               2,597             2,597
 Telephone                              9,503             9,503
 Trade Shows                            6,922             6,922
 Travel & Entertainment             $   9,677         $   9,677

 Total Expenses                     $ 133,591         $ 133,591
 NET LOSS FOR THE PERIOD            $(125,841)        $(125,841)

Retained Deficit

 Balance beginning of period        $     -0-         $     -0-

 Balance end of period              $(125,841)        $(125,841)

See accompanying notes and accountants' report

                        GLOBAL DIGITAL INFORMATION, INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
        FOR THE PERIOD FROM INCEPTION JUNE 25, 1997 TO SEPTEMBER 30, 1997
                                   UNAUDITED

                        COMMON STOCK   PAID IN SURPLUS   ACCUM
                        SHARES AMOUNT      AMOUNT       DEFICIT    TOTAL
Shares issued at par
June, 1997 to Founders
for acquisition rights  8,150,650 $  8,151                     $   8,151

Shares issued for cash
June, 1997 to September
1997 to investors         338,350 $    338   $225,912          $ 226,250

Less expenses of issuing
the common stock                              (44,533)         $ (44,533)

Net Loss                                             $(125,841)$(125,841)

Balance, September
30, 1997                8,489,000 $  8,489  $181,379 $(125,841)$  64,027

                          GLOBAL DIGITAL INFORMATION, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                              Statement of Cash Flows
                                   UNAUDITED
                        For the Period From Inception JUNE 25, 1997
       to SEPTEMBER 30, 1997 and Accumulated during the Development Stage
                                        September 31     Accumulated
                                           1997           During the
                                                         Development
                                                            Stage
 Operating Activities
 Net Income (loss)                       $ (l25,841)      $ (125,841)
 Accounts Receivable                         (4,500)          (4,500)
 Payroll Taxes                                6,639            6,639
 Cash Provided (used)
 by Operations                           $ (123,702)      $ (123,702)

Investing Activities

 Investment in Office Equipment          $  (19,403)      $  (19,403)
 Net Cash Provided(used) by Investing
 Activities                              $  (19,403)      $  (19,403)

Financing Activities

 Sale of Common Stock                    $  226,250       $  226,250
 Costs of Issuing Common Stock              (44,533)         (44,533)
 Net Cash provided (used) by Financing
 Activities                              $  181,717       $  181,717

 Increase (Decrease) in Cash             $   38,612       $   38,612

 Cash Balance Beginning                  $      -0-       $      -0-

 Cash Balance Ending                     $   38,612       $   33,612

See accompanying notes and accountants' report

                       GLOBAL DIGITAL INFORMATION, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
        SEPTEMBER 30, 1997 and Accumulated during the Development Stage
                                 UNAUDITED

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITY

GLOBAL DIGITAL INFORMATION, INC. was incorporated June 25, 1997 in the State of Washington. The Company designs, develops, markets and supports medical document management systems and personal productivity software which facilitates the recording, imaging, manipulation, distribution and storage of paper-based medical information on personal network computers. The Company has acquired "CaduSys Medical Record" a client/server clinical information software package that collects and stores patient data during the creation of the clinical narrative. It is sold to health care organizations including, but not limited to, single and multi-doctor practices, clinics, health care organizations and small hospitals. Some of the Company's other products include office adaptations which use the personal computer to eliminate paper in the office filing system.

NOTE B - RELATED PARTY TRANSACTIONS

The Company has acquired its rights to most of its software programs from its shareholders who are also shareholders in previous corporations which had these rights or had developed the programs. The company purchased these rights through the issuance of common stock. Although the value of these rights may be substantial because of the lack of a proper valuation method, they have been recorded at the par value of the stock issued. ie, 8,150,160 shares were issued to the founders and they have been valued at $.001 per share or $8,151.

NOTE C - INCOME TAXES

The company may have an unused net operating loss carry forward to use in future years assuming it will have profitable operations in those years, if not used these loss carry forward will expire in 2012. No deferred tax assets have been computed because the valuation allowance would eliminate the amount accrued.

NOTE D - ISSUANCE OF COMMON STOCK

Effective July 1, 1997, the Company offered shares of its common stock to a limited number of investors pursuant to a Regulation D exemption up to a maximum of 100,000 shares at $5.00 per share or $500,000. At July 31, 1997, as a result of this offering, 136,850 Common Shares of stock were sold to individual investors for $1.00 per unit, netting the company $76,750. The placement is being offered on a "best efforts" basis by various employees and officers of the company. Fees and expenses were paid in conjunction with the offering amounting to $13,590 at July 31, 1997, including commissions. The offering as of September 29, 1997 has total shares sold of 338,350 for $221,250 and expenses of $32,240 for a net total of $189,010.

NOTE E - CASH TRANSACTIONS

Since no cash was actually paid by the company for the acquisition of the CaduSys software no cash disbursements have been shown on these financial statements for that transaction.

             UNITED STATES MINING & EXPLORATION, INC.
                  PRO FORMA FINANCIAL STATEMENTS
                  REFLECTING REORGANIZATION WITH
                 GLOBAL DIGITAL INFORMATION, INC.
                        September 30, 1997

                 Independent Accountants' Report

To the Directors and Shareholders
United States Mining & Exploration, Inc.

     The accompanying pro forma balance sheet of United States Mining & Exploration, Inc., as of September 30, 1997, and the related statements of operations for the period then ended were not audited by us and accordingly, we do not express an opinion on them.

November 25, 1997
Mantyla, McReynolds and Associates

             UNITED STATES MINING & EXPLORATION, INC.
                     PRO FORMA BALANCE SHEET
                  REFLECTING REORGANIZATION WITH
                 GLOBAL DIGITAL INFORMATION, INC.
                        September 30, 1997

                              ASSETS

                          United States Global Digital Adjustments  Pro Forma
                             Mining       Information
Current Assets:
 Cash in bank            $      0        $  38,612      $      0    $  38,612
 Accounts receivable            0            4,500             0        4,500
Total Current Assets            0            43,112             0       43,112

Property and Equipment          0           19,403             0       19,403

Other Assets                    0            8,151             0        8,151

TOTAL ASSETS             $      0        $  70,666      $      0     $ 70,666


               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Payroll taxes          $      0        $   6,639      $      0     $  6,639
Total Current Liabilities       0            6,639             0        6,639

TOTAL LIABILITIES               0            6,639             0        6,639

STOCKHOLDERS' EQUITY

Common stock (Note 1)         491            8,489         1,220       10,200
Paid in capital           441,169          181,379        (1,220)      621,328

Accumulated deficit      (441,660)       (125,841)            0      (567,501)

Total Stockholders'
Equity                          0          64,027             0        64,027

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY   $        0       $  70,666       $     0      $ 70,666

See accompanying accountants' report and notes to pro forma financial statements.

              UNITED STATES MINING & EXPLORATION, INC.
                 PRO FORMA STATEMENT OF OPERATIONS
                   REFLECTING REORGANIZATION WITH
                  GLOBAL DIGITAL INFORMATION, INC.

    For the Three Month Period Ended September 30, 1997(Note 2)
                          United States Global Digital Adjustments  Pro Forma
                             Mining       Information
Revenue                   $       0      $      7,750   $      0    $  7,750

General and
Administrative Expenses       1,135           133,591          0     134,726

     Net Loss From
     Operations              (1,135)         (125,841)         0    (126,976)

Extraordinary Income:
Debt Forgiveness              5,531                 0          0       5,531

     Net Income/(Loss)   $    4,396      $   (125,841)    $    0    $(121,445)

Net Income/(Loss) per
Share                    $      .01      $      (.01)    $   (.01) $    (.01)

Weighted Average Shares
Outstanding                491,314         8,489,000    1,219,686  10,200,000

See accompanying accountants' report and notes to pro forma financial statements.

              UNITED STATES MINING & EXPLORATION, INC.
                 PRO FORMA STATEMENT OF OPERATIONS
                   REFLECTING REORGANIZATION WITH
                  GLOBAL DIGITAL INFORMATION, INC.
     For the Six Month Period Ended September 30, 1997(Note 2)
                          United States Global Digital Adjustments  Pro Forma
                             Mining       Information
Revenue                    $       0      $   7,750       $     0    $  7,750

General and Administrative
Expenses                       3,629        133,591             0     137,220

     Net Loss From
     Operations               (3,629)      (125,841)            0    (129,470)

Extraordinary Income:
Debt Forgiveness               5,531              0             0       5,531

     Net
     Income/(Loss)         $   1,902      $(125,841)       $     0  $(123,939)

Net Income/(Loss) per
Share                      $    .01      $    (.01)       $  (.01) $   (.01)

Weighted Average
Shares Outstanding          491,314      8,489,000      1,219,686 10,200,000

See accompanying accountants' report and notes to pro forma financial statements.

              UNITED STATES MINING & EXPLORATION, INC.
              NOTES TO PRO FORMA FINANCIAL STATEMENTS
                   REFLECTING REORGANIZATION WITH
                  GLOBAL DIGITAL INFORMATION, INC.
                         September 30, 1997


Note 1         STOCK SPLIT/REORGANIZATION AGREEMENT

     Effective November 3, 1997, United States Mining & Exploration ("Company") resolved to forward split its then outstanding shares of common stock on a two for one basis, while retaining the present authorized capital of 50,000,000 shares and $ 0.001 par value. The Company further resolved to issue 440,962 post-split shares for $52,500, and 276,410 shares for services rendered by related parties. Prior to the reorganization referred to below, the total shares outstanding as a result of these events is 1,700,000.

     On October 31, 1997, United States Mining & Exploration ("Company") entered into an agreement with Global Digital Information, Inc. ("GDI"), wherein the Company agreed to acquire all of the 8,500,000 outstanding shares of GDI by issuing one common share of the Company's authorized shares for each outstanding share of GDI. The name of the Company will be changed to Global Digital Information, Inc. The reorganization is reported as a purchase in the pro forma financial statements.

Note 2         PERIOD FOR STATEMENTS OF OPERATIONS

     GDI was incorporated in the State of Washington on June 25, 1997. Due to materiality issues, the pro forma statements of operations reflect activity from June 25, 1997 through September 30, 1997 with respect to the GDI portion, even though it is stated that the pro forma reports are presented for the three and six month periods ended September 30, 1997.